UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2019

ISRAMCO, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-12500	13-3145265
State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 West Loop South Suite 750 Houston Texas 77027

 (Address of principal executive offices, including Zip Code)

713-621-3882

(Registrant's telephone number, including area code)

_______________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.   Other Events

On February 1, 2019, Isramco, Inc. (the “Company”) received an evaluation summary (the “CGA Evaluation Summary”) prepared by Cawley, Gillespie and Associates, Inc. (“CGA”), a third-party petroleum consulting firm that provides the Company with reports concerning its proved reserves in the United States. The CGA Evaluation Summary provides estimates of certain proved developed producing reserves and forecasts of economics attributable to the Company and certain of its subsidiaries as of December 31, 2018.

The Company has additionally prepared related unaudited estimates of its proved reserves and forecasts of economics attributable to the Company as of December 31, 2018 (the “Company Estimate Report”). The estimates of proved reserves and the estimated forecasts of economics attributable to the Company set forth in the Company Estimate Report were prepared by the Company’s internal engineering and financial staff and have not been prepared, audited, or reviewed by an independent petroleum engineer or accountant. Although the Company believes its internal estimates of proved reserves and forecasts of economics attributable to the Company set forth in the Company Estimate Report are prepared on a basis consistent with the methodology employed by CGA, the proved reserves estimates and forecasts of economics attributable to the Company as of December 31, 2018 of CGA could deviate from the range of the Company’s internal estimates.

There are numerous uncertainties inherent in estimating the quantities of proved reserves and projecting future rates of production. Further, the volumes considered to be commercially recoverable fluctuate with changes in prices and operating costs. Reserve estimates are inherently imprecise and estimates of new discoveries are more imprecise than those of currently producing oil and natural gas properties. Accordingly, these estimates are expected to change as additional information becomes available in the future.

The foregoing descriptions of the CGA Evaluation Summary and the Company Estimate Report as set forth in this Item 8.01 are summaries only and are qualified in all respects by the CGA Evaluation Summary and the Company Estimate Report, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2 and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d)      Exhibits:

10.1	Evaluation Summary as of December 31, 2018 from Cawley, Gillespie & Associates, Inc.

10.2	Company Estimate Report as of December 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISRAMCO, INC.

DATED: February 11, 2019	By:	/s/ Anthony K. James
Anthony K. James
General Counsel & Secretary